UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2011

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-115122-19	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York	10l79
(Address of Principal Executive Offices)	(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01(c).	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Amendment No. 1, dated as of June 30, 2011, to the Bear Stearns ARM Trust 2004-8 Pooling and Servicing Agreement, dated as of September 1, 2004, among Structured Asset Mortgage Investments II Inc. as depositor, EMC Mortgage LLC f/k/a EMC Mortgage Corporation as seller and as company, Wells Fargo Bank, N.A. as master servicer and as securities administrator and U.S. Bank National Association as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

STRUCTURED ASSET MORTGAGE
INVESTMENTS II INC.

By:	/s/ Robert Durden
Name:	Robert Durden
Title:	Vice President

Dated: September 16, 2011

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page

1	4	Amendment No. 1 to the Pooling and Servicing Agreement	6